UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION
14 (c) OF THE SECURITIES EXCHANGE ACT OF 1934

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MAINSTAY VP SERIES FUND, INC.
(Name of Registrant As Specified in Charter)

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MAINSTAY VP SERIES FUND, INC.
51 Madison Avenue
New York, New York 10010

September [__], 2009

To Our Policy Owners:

At a meeting held on June 23, 2009, the Board of Directors (the “Board”) of MainStay VP Series Fund, Inc. (the “Fund”) approved Epoch Investment Partners, Inc. (“Epoch”) to replace Lord, Abbett & Co. LLC (“Lord Abbett”) as the subadvisor to the MainStay VP Developing Growth Portfolio (the “Portfolio”), a series of the Fund, effective prior to the opening of the U.S. financial markets on June 29, 2009.

Under the supervision of New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, Epoch will be responsible for the portfolio management of the Portfolio, including making specific decisions about buying, selling and holding securities.

At the June 23, 2009 Board meeting, the Board also approved (i) changing the Portfolio’s investment objective, principal investment strategy, investment process and primary benchmark index, and amending the principal risks, effective September 9, 2009; and (ii) changing the Portfolio’s name from MainStay VP Developing Growth Portfolio to MainStay VP U.S. Small Cap Portfolio, effective on or about November 13, 2009.

You are receiving this Information Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your policy value is invested in the Portfolio.

This package contains more information about Epoch, the Portfolio, and the actions taken by the Board.  Please review this information and call us toll-free at 800-598-2019 if you have any questions.  Clients of investment advisers may also contact their investment adviser with any questions.  We are not asking you for a proxy and you are requested not to send us a proxy.

Thank you for your continued investment in the Portfolio.

Sincerely,

Stephen P. Fisher
President
MainStay VP Series Fund, Inc.

IMPORTANT INFORMATION
FOR THE SHAREHOLDERS OF THE
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission, this document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract or variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation, (“NYLIAC”), a Delaware corporation, and some or all of your Policy value is invested in the Portfolio, a series of MainStay VP Series Fund, Inc.  New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager for the MainStay VP Developing Growth Portfolio (the “Portfolio”).

The Order permits New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreements with unaffiliated subadvisors without shareholder approval.  This authority is subject to certain conditions.

Under the Order, if New York Life Investments retains, and the Board approves, an unaffiliated subadvisor for the Portfolio, the Portfolio must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention.  In this case, the Portfolio is providing you with this information because New York Life Investments and the Board approved Epoch Investment Partners, Inc. (“Epoch”) to replace Lord, Abbett & Co. LLC (“Lord Abbett”) as the subadvisor to the Portfolio effective prior to the opening of the U.S. financial markets on June 29, 2009.

New York Life Investments will remain the Portfolio’s investment manager and will oversee Epoch.  Under the supervision of New York Life Investments, Epoch will be responsible for the portfolio management of the Portfolio, including making the specific decisions about buying, selling and holding securities.

The Board reviews all advisory and subadvisory agreements annually.

This Information Statement is being mailed on or about September 25, 2009 to the shareholders of the Portfolio of record as of July 27, 2009 (the “Record Date”).  The Portfolio will bear the expenses incurred in connection with preparing this Information Statement.

As of the Record Date, the number of Portfolio shares issued and outstanding was as follows:  Initial Class:  3,687,039.017; and Service Class: 6,602,386.066.  Information on shareholders who owned beneficially more than 5% of each class of shares of the Portfolio as of the Record Date is set forth in Appendix A.  To the knowledge of New York Life Investments, the executive officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY
AND WE ASK THAT YOU DO NOT SEND US A PROXY

BOARD CONSIDERATIONS FOR THE
APPOINTMENT OF EPOCH INVESTMENT PARTNERS, INC.
AS SUBADVISOR TO THE MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

At a special in-person meeting of the Board held on June 23, 2009, the Board approved New York Life Investments’ recommendation to replace Lord Abbett with Epoch as the Portfolio’s subadvisor.

In connection with its consideration of New York Life Investments’ recommendation to approve Epoch as the Portfolio’s subadvisor, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of Epoch’s qualifications to serve as the Portfolio’s subadvisor.  On behalf of the Board, certain members of the Board’s Investment Committee conducted an in-person meeting with Epoch representatives at Epoch’s headquarters in New York City.  The Contracts and Investment Committees each reviewed various matters relating to the proposed new subadvisory relationship between Epoch and New York Life Investments with respect to the Portfolio at their regularly scheduled meetings on June 17, 2009.

In reaching its decision to approve the Subadvisory Agreement, the Board considered information furnished to it from New York Life Investments and Epoch.  The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.  The Board particularly considered that New York Life Investments’ recommendation to approve Epoch as the Portfolio’s subadvisor is part of a larger initiative on the part of New York Life Investments to reposition and rationalize its investment capabilities.

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment.  The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Epoch; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed by Epoch; (iii) the costs of the services to be provided by Epoch from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s subadvisory fee.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Epoch.  The Board also considered that shareholders of the Portfolio approved the ability of New York Life Investments to act as a “manager of managers,” which allows New York Life Investments to engage certain new subadvisors for the Portfolio with Board approval but without the approval of Portfolio shareholders.  A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Subadvisory Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by Epoch

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that Epoch proposed to provide to the Portfolio.  The Board evaluated Epoch’s experience in serving as manager of other similar portfolios.  In this regard, the Board took note of the experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers.  The Board also considered the experience of senior personnel at Epoch, as well as Epoch’s reputation and financial condition.  The Board also observed that the senior personnel at Epoch have a long history of managing assets across all sectors of the equity markets, and that Epoch had approximately $5.7 billion in assets under management as of March 31, 2009, which was comprised substantially of equity securities.  Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board considered the Portfolio’s historical investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus.  The Board also considered information provided by New York Life Investments showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers.  The Board compared the Portfolio’s historical investment performance to the investment performance of similar portfolios managed by Epoch, as well as the strength of Epoch’s resources (including research capabilities) that may result in stronger long-term investment performance for the Portfolio over time.  The Board acknowledged that the Portfolio would be making modifications to its principal investment strategy, investment process, principal risks, and primary benchmark index to align it with Epoch’s proposed investment strategy, as discussed further in the prospectus supplements, dated June 29, 2009 and August 25, 2009.  Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Epoch as Subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Subadvisory Agreement.  In evaluating these estimated costs, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio.  The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Portfolio and its shareholders.  The Board did not consider profitability information from Epoch’s relationship with the Portfolio, since Epoch had not commenced its service as the Portfolio’s subadvisor at the time the Board considered its approval of the Subadvisory Agreement.  However, the Board considered information provided by Epoch reflecting Epoch’s profitability with respect to similar mutual funds currently managed by Epoch.  The Board will request information concerning the profitability of the Portfolio to Epoch the next time that the Board considers the approval of the Portfolio’s Subadvisory Agreement.  The Board did consider, however, representations from New York Life Investments and Epoch that the fees to be paid to Epoch under the Subadvisory Agreement are the product of arm’s-length negotiations between New York Life Investments and Epoch.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Portfolio.  The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.  The Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Portfolio’s subadvisor.  Additional information about the other business relationships in place between New York Life Investments, Epoch and their affiliates can be found in the section titled “Other Business Arrangements Between New York Life Investments and Epoch.”

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits to be realized by Epoch due to its relationship with the Portfolio will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale may be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors.  The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted each fee schedule provides for breakpoints at the $200 million, $500 million and $1 billion asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio’s fee and expense structure appropriately reflects economies of scale for the benefit of Portfolio investors.  The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio continues to grow over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement.  The Board considered that the fees to be paid to Epoch under the Subadvisory Agreement are paid by New York Life Investments, not the Portfolio, and will result in no increase in the Portfolio’s management fee.  New York Life Investments has proposed an annual subadvisory fee schedule payable to Epoch of 0.400% on assets up to $200 million, 0.3750% on assets from $200 million up to $500 million, 0.3625% on assets from $500 million up to $1 billion, and 0.350% on assets in excess of $1 billion.  The Board noted that Epoch will not share equally in any subsequent management fee modifications or breakpoints within three years after the date of the Subadvisory Agreement.  After this three-year period, Epoch will share equally in any management fee modifications or breakpoints that are implemented subsequent to the date of the Subadvisory Agreement.

The Board also noted that New York Life Investments will retain a larger portion of its management fee under the new Subadvisory Agreement with Epoch as compared to the previous Subadvisory Agreement with Lord Abbett, but acknowledged that, after evaluating the reasonableness of the Portfolio’s management fee in connection with a recent annual contract review process, it had concluded the Portfolio’s management fee was reasonable.  In reaching this conclusion, the Board also considered information provided by Epoch concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio.

Based on these considerations, the Board concluded that the Portfolio’s subadvisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, supports the conclusion that the fees to be paid under the Subadvisory Agreement are reasonable.

Conclusion

On the basis of the information provided and its evaluation thereof, the Board unanimously voted to approve the new Subadvisory Agreement with Epoch.

Information About Epoch Investment Partners, Inc.

Epoch was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm.  As of June 30, 2009, Epoch managed approximately $7.8 billion in assets.  Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, located at 640 Fifth Avenue, New York, New York 10019.

No officers or Directors of the Fund are officers, employees, directors, general partners or shareholders of Epoch. In addition, since the beginning of the Fund’s most recently completed fiscal year, no Director of the Fund has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Epoch, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party.  Since the beginning of the Fund’s most recently completed fiscal year, none of the Directors purchased or sold securities of Epoch or its parent or subsidiaries.  The names and principal occupations of the principal executive officers of Epoch, all located at 640 Fifth Avenue, 18th Floor, New York, New York, 10019, are listed below.

Name	Principal Occupation/Title

Adam Borak	Chief Financial Officer

J. Philip Clark	Executive Vice President and Head of Client Relations

David N. Pearl	Executive Vice President

Timothy T. Taussig	President and Chief Operating Officer

William W. Priest	Chief Executive Officer and Chief Investment Officer

The Epoch investment team of David N. Pearl, William W. Priest and Michael A. Welhoelter who are jointly and primarily responsible for the day-to-day management of the Portfolio.  Their biographical information is set forth below:

David N. Pearl    Mr. Pearl is an Executive Vice President of Epoch. Mr. Pearl has managed the MainStay VP Developing Growth Porfolio, MainStay VP Small Cap Growth Portfolio since June 2009.  Mr. Pearl joined Epoch in 2004. Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management from 1997 to 2001, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long/short hedge fund from 1997 to 2001. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management from 1994 to 1997. While at Citibank Global Asset Management, Mr. Pearl managed over $200 million of mutual fund and institutional accounts, and ranked in the top decile of performance versus his peer group. Prior to joining Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management — Americas from 1986 to 1989. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.

William W. Priest, CFA    Mr. Priest is Managing Director, Chief Investment Officer and Chief Executive Office of Epoch. Mr. Priest has managed the MainStay VP Developing Growth Portfolio, MainStay VP Small Cap Growth Portfolio and the equity portion of the MainStay VP Total Return Portfolio since June 2009. Before founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.

Michael A. Welhoelter, CFA   Mr. Welhoelter is a Managing Director of Epoch. Mr. Welhoelter has managed the MainStay VP Developing Growth Portfolio, MainStay VP Small Cap Growth Portfolio, and the equity portion of the MainStay VP Total Return Portfolio since June 2009. Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is a CFA charterholder.

In addition to acting as the subadvisor to the Portfolio, Epoch acts as adviser/subadvisor with respect to the following fund that has a similar investment objective as the Portfolio.

Fund Name	Assets as of 6/30/09	Effective Advisory / Subadvisory Fee

NVIT Multi-Manager Small Cap Value Fund	$74,317,760	0.50%

MainStay Small Company Value Fund	$224,555,838	0.26%

MainStay Small Cap Growth Fund	$81,878,328	0.34%

MainStay VP Small Cap Growth Portfolio	$87,048,363	0.45%

Investment Objective, Principal Investment Strategy, Investment Process and Principal Risks of the Portfolio

The MainStay VP Developing Growth Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Principal Investment Strategy

The Portfolio normally invests at least 80% of its assets in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks and securities convertible into common stock. Securities of U.S. companies are those traded in the U.S. securities markets.  The Portfolio may also engage in the lending of portfolio securities.

Investment Process
Epoch, the Portfolio’s Subadvisor, believes U.S. companies with market capitalizations of $3.5 billion or less offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies.  The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk.  The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company.  The Subadvisor only invests in those businesses it understands and where it has confidence in the company’s management and financial strength.  The Subadvisor seeks businesses that generate “free cash flow” and securities that have unrecognized potential, yet possess a combination above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price.  When the Subadvisor believes that objectives are not being met it can be for a number of reasons:  the economic or competitive environment might be changing; company management’s execution could be disappointing; or worst case, management proves to be less than forthright or has an inappropriate assessment of the company’s state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio’s holdings.  Opportunities for greater gain often come with greater risk of loss.  The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies.  If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience.  This may make them more susceptible to setbacks or economic downturns.

Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks.  Therefore, small-company stocks often are subject to wider price fluctuations.  Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value.  In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio’s performance may be lower or higher than that of funds that invest in other types of equity securities.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Terms of the Subadvisory Agreement

The following is a summary of the Subadvisory Agreement with Epoch and is qualified in its entirety by reference to the form of Subadvisory Agreement attached hereto as Appendix B.  The Subadvisory Agreement became effective on June 29, 2009 and will continue for an initial term ending in two years, unless sooner terminated as provided in the Agreement.  Thereafter, the Subadvisory Agreement will continue for successive one year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act of 1940 (“1940 Act”) and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose.

The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s management agreement with New York Life Investments and may be terminated by New York Life Investments or Epoch at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party.  The Subadvisory Agreement may also be terminated at any time on sixty (60) days’ prior written notice to Epoch and New York Life Investments without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act).

The Subadvisory Agreement provides that Epoch will not be liable to New York Life Investments, the Portfolio, or any shareholder of the Portfolio, for any act or omission in the course of, or connected with, its services under the Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from Epoch’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the new Agreement, or reckless disregard of its obligations or duties under the Agreement.

Management and Subadvisory Fees

The management fee for the Portfolio is an annual percentage of the Portfolio’s average daily net assets as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets in excess of  $1 billion.

Under the Subadvisory Agreement, New York Life Investments (and not the Portfolio) pays Epoch a subadvisory fee, computed daily and payable monthly, at an annual rate of 0.400% on assets up to $200 million, 0.3750% on assets from $200 million up to $500 million, 0.3625% on assets from $500 million up to $1 billion, and 0.350% on assets in excess of $1 billion.  Effective three years after the date of the Subadvisory Agreement, Epoch will share equally in any management fee modifications or breakpoints for the Fund that are implemented subsequent to the date of the Subadvisory Agreement.

For the fiscal year ended December 31, 2008, no fees were paid by New York Life Investments to Epoch. If Epoch had served as subadvisor for the Portfolio during the fiscal year ended December 31, 2008, the aggregate subadvisory fees that would have been paid to Epoch under the terms of the Subadvisory Agreement, assuming all other factors to be equal, would have been $292,491.

All fees due to Epoch under the Subadvisory Agreement are paid by New York Life Investments and are not additional expenses of the Portfolio.

THERE WILL BE NO INCREASE IN MANAGEMENT FEES PAID BY
THE PORTFOLIO TO NEW YORK LIFE INVESTMENTS IN CONNECTION WITH THE REPLACEMENT
OF LORD ABBETT BY EPOCH AS THE SUBADVISOR TO THE PORTFOLIO.

Other Business Arrangements Between New York Life Investments and Epoch

In consideration for Epoch’s services described herein, New York Life Investments will also pay Epoch an additional quarterly service fee over the three-year period following the adoption of four unaffiliated funds currently advised by Epoch (the “Epoch Funds”) that, among other factors, is based upon a percentage of the total assets that are acquired as a result of the proposed Epoch Fund adoptions. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three-year period following the adoption of the Epoch Funds. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the Portfolio and certain other Mainstay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products; and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.

GENERAL INFORMATION

More information about the Portfolio, including the Statement of Additional Information and the Annual/Semi-Annual Report, is available, without charge, upon request.  To obtain information, call toll-free 800-598-2019, visit our website at mainstayinvestments.com, or write to New York Life Insurance Company and Annuity Corporation, 51 Madison Avenue, New York, New York 10010.

New York Life Investments serves as the investment manager and administrator to the Portfolio.  The principal executive offices of New York Life Investments and the Portfolio are located at 51 Madison Avenue, New York, New York 10010.

The Portfolio’s distributor is NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  The Portfolio’s custodian is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of Portfolio securities for the account of the Portfolio, Epoch will seek the best execution of the Portfolio’s orders.  In the course of achieving best execution, Epoch may place such orders with brokers and dealers who provide market, statistical and other research information to it.  Epoch will be authorized, under certain circumstances, when placing Portfolio transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Epoch’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio.  NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments.  NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended.  There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

“Householding” of Information Statements.  The Fund may furnish only one copy of this information statement to a household, even if more than one shareholder resides in the household, unless the Fund has received contrary instructions from one or more of the household’s shareholders.  If you are a shareholder and would like additional copies of this information statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn:  MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-598-2019.  If in the future you do not want the mailing of your information statement to be combined with other members of your household, or if the Fund has furnished multiple information statements to your household and you would like the Fund to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

APPENDIX A

SHARE OWNERSHIP OF SHAREHOLDERS

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

As of the Record Date, the shareholders known by the Portfolio to own or beneficially own 5% or more of the outstanding interest of each class of the Portfolio’s shares are described below:

Title of Class	Name and Address of Beneficial Owner*	Amount of Beneficial Ownership	Percent of Class

Initial Class	NYLIAC Variable Annuity Separate Account II	297,113.791	8.1%
	NYLIAC Variable Annuity Separate Account III	2,217,215.463	60.1%
	MainStay VP Conservative Allocation Portfolio	220,372.178	6.0%
	MainStay VP Growth Allocation Portfolio	267,603.433	7.3%
	MainStay VP Moderate Growth Allocation Portfolio	530,368.377	14.4%
Service Class	NYLIAC Variable Annuity Separate Account III	3,706,501.599	56.1%
	NYLIAC Variable Annuity Separate Account IV	2,895,884.467	43.9%

* The address for each beneficial owner is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, NYLIAC was not aware of any Policy owner that beneficially owned more than 5% of a class of shares of the Portfolios.

A-1

APPENDIX B

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS AND MAINSTAY VP SERIES FUND, INC.

FORM OF AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [    ] day of [        ], 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, Eclipse Funds and MainStay Funds (each a “Trust”) and Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (each a “Company”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust/Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust/Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into Amended and Restated Management Agreements dated August 1, 2008 with the Trust/Company, on behalf of its series, as amended (collectively the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust/Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust/Company and manage such portion of the Trust/Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.           Appointment.  The Manager hereby appoints Epoch Investment Partners Inc. to act as Subadvisor to each series of the Trust/Company designated on Schedule A of this Agreement (each a  “Series”) with respect to (i) all of the  assets of such Series, in the case of each Series other than the MainStay Income Builder (formerly Total Return) Fund and MainStay VP Income Builder (formerly Total Return) Portfolio, and (ii) those assets of such Series  specified on Schedule A as allocated to the Subadvisor, in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio (in the case of either clause (i) or clause (ii) with respect to a Series (as applicable), the “Allocated Assets” of such Series),subject to such written instructions to the Subadvisor and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement, and subject in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio to such written redesignation of Allocated Assets as the Manager may from time to time furnish to the Subadvisor.  The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust/Company designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing.  If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.           Portfolio Management Duties.  Subject to the supervision of the Trust’s/Company’s Board of Trustees/Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio.  The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.  The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s/Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager.  The Subadvisor further agrees as follows:

(a)           The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b)           The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust/Company’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust/Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)           On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust/Company and to such other clients, subject to review by the Manager and the Board.  The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust/Company.

(d)           In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust/Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust/Company’s custodian and portfolio accounting agent.

(e)           The Subadvisor will assist the custodian and portfolio accounting agent for the Trust/Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust/Company, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)           The Subadvisor will make available to the Trust/Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust/Company) as are necessary to assist the Trust/Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust/Company are being conducted in a manner consistent with applicable laws and regulations.

(g)           The Subadvisor will provide reports to the Trust’s/Company’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust/Company’s Board with respect to the Series such periodic and special reports as the Trustees/Directors and the Manager may reasonably request.

(h)           In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust/Company’s Board and by a majority of Trustees/Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust/Company, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust/Company to the extent required by the 1940 Act.  The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust/Company assets:

(i)           been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)           been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)           The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series.  Such documentation may relate to investments to be made or sold, currently held or previously held.  The authority shall include, without limitation:  (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.  Manager represents that the Allocated Assets or Series can settle such private placements.

3.           Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust/Company for management services described under the Management Agreement between the Trust/Company and the Manager.  Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.           Broker-Dealer Selection.  The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates.  The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust/Company, which include the following:  price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust/Company, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.  To the extent consistent with these standards and the Trust/Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor.  Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.           Disclosure about Subadvisor.  The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust/Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.           Expenses.  During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust/Company shall be responsible for all the expenses of the Trust/Company’s operations, including, but not limited to:

(a)           the fees and expenses of Trustees/Directors who are not interested persons of the Manager or of the Trust/Company;

(b)           the fees and expenses of each Series which relate to:  (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees/Directors of the Trust/Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)           the fees and expenses of the Trust’s/Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)           the charges and expenses of legal counsel and independent accountants for the Trust/Company;

(e)           brokers’ commissions and any issue or transfer taxes chargeable to the Trust/Company in connection with its securities transactions on behalf of the Series;

(f)           all taxes and business fees payable by the Trust/Company or the Series to federal, state or other governmental agencies;

(g)           the fees of any trade association of which the Trust/Company may be a member;

(h)           the cost of share certificates representing the Series’ shares;

(i)           the fees and expenses involved in registering and maintaining registrations of the Trust/Company and of its Series with the SEC, registering the Trust/Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust/Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)           allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees/Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)           litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust/Company’s business; and

(l)           any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.           Compliance.

(a)           The Subadvisor agrees to assist the Manager and the Trust/Company in complying with the Trust/Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to:  (i) periodically providing the Trust’s/Company’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s/Company’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s/Company’s Chief Compliance Officer within a reasonable time.  The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)           The Subadvisor agrees that it shall immediately notify the Manager and the Trust/Company’s Chief Compliance Officer:  (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust/Company, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)           The Manager agrees that it shall immediately notify the Subadvisor:  (i) in the event that the SEC has censured the Manager or the Trust/Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.           Documents.  The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           With respect to each Trust, the Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”), and with respect to each Company, Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b)           By-Laws of the Trust/Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified Resolutions of the Trustees/Directors of the Trust/Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)           Notification of Registration of the Trust/Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)           Prospectus and Statement of Additional Information of the Series.

9.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust/Company and further agrees to surrender promptly to the Trust/Company any of such records upon the Trust/Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.           Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust/Company.

11.           Representations Respecting Subadvisor.  The Manager and the Trust/Company agree that neither the Trust/Company, the Manager, nor affiliated persons of the Trust/Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust/Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust/Company, or in sales literature or other promotional material approved in advance by the Subadvisor.  The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.           Confidentiality.  The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless required by law.  The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust/Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust/Company, which:  (i) is  based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is  based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust/Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust/Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which:  (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust/Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust/Company or any affiliated person of the Manager or Trust/Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15.  In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person.  The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)           The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15.  In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person.  If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.           Services Not Exclusive.  The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee/Director, officer or employee of the Trust/Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.           Duration and Termination.  This Agreement shall become effective on the date first indicated above.  Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by:  (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees/Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding:  (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust/Company, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust/Company; (B) at any time without payment of any penalty by the Trust/Company, upon the vote of a majority of the Trust/Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust/Company.  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust/Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust/Company is assigned or terminates for any other reason.  In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of:  (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees/Directors of the Trust/Company, including a majority of the Trustees/Directors of the Trust/Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.           Use of Name.

(a)           It is understood that the name Eclipse, MainStay, MainStay VP Series Fund, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust/Company and/or the Series.  Upon termination of the Management Agreement between the Trust/Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)           It is understood that the name Epoch Investment Partners, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust/Company and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust/Company or sales materials with respect to the Trust/Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust/Company and/or the Series.  Upon termination of this Agreement, the Trust/Company shall forthwith cease to use such name (or derivative or logo).

20.           Proxies; Class Actions.

(a)           The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust/Company.  Absent contrary instructions received in writing from the Trust/Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations.  The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust/Company, and these records shall be available to the Trust/Company upon request.

(b)           Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series.  Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions.  The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.           Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at 640 Fifth Avenue, 18th Floor, New York, NY 10019, Attention: Chairman.

22.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)           Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*           *           *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [   ] day of [       ], 2009.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest: ____________________________	By: ____________________________
Name:	Name:
Title:	Title:

EPOCH INVESTMENT PARTNERS INC.

Attest: ____________________________	By: ____________________________
Name:	Name:
Title:	Title

SCHEDULE A1

As compensation for services provided by Subadvisor with respect to the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay VP U.S. Small Cap Portfolio (formerly MainStay VP Developing Growth Portfolio*	0.400 % on assets up to $200 million; 0.375 % on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; 0.350 % on assets in excess of $1 billion

The fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

*
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

[1] This Form of Schedule is only applicable to the Series listed above. This schedule does not reference all Series of the registered investment companies listed in the Subadvisory Agreement.